MODIFICATIONS TO CONTRACT DE-AC34-95RF00825                     EXHIBIT 10(k)(3)

DATE       MOD     CHANGES
----       ---     -------
03/20/97   A047    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                         $1,218,671,241.09
                       Funds Obligated by Mod A047                     $    4,200,000.00
                       Funds Obligated since inception of contract     $1,222,871,241.09
05/06/97   M048    1.  Section J, Attachment H, Performance Based Incentive Fee Rating Plans:
                       ----------------------------------------------------------------------
                       Revised FY96 Rating Plan contained in this modification.

                   2.  Section J, Attachment I, Performance Breakdown Structure Matrix for FY96.
                       -------------------------------------------------------------------------
                       Revised Section J, Attachment I, Performance Breakdown Structure for FY96
                       contained in this modification.
03/27/97   A049    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,222,871,241.09
                       Funds Obligated by Mod A049                      $      425,290.96
                       Funds Obligated since inception of contract      $1,223,296,532.05
04/04/97   M050    1.  Section H, Clause H.3, Technical Direction: Contracting Officers
                       -------------------------------------------
                       Representative (COR) designation changes.
06/24/97   M051    1.  Clause H.30, Master Activity List Authorization Agreement is deleted in its
                       ---------------------------------------------------------
                       entirety and replaced because of the introduction of other authorization agreements in Clause H.31.

                   2.  Clause H.31, Authorization Agreements is added (see Mod M051)
                       -------------------------------------

                   3.  Section J, List of Attachments (Page J - 1) is deleted in its entirety and
                       ------------------------------
                       replaced with a revised page J - 1, List of Attachments. This modification recognizes a title change to Attachment B.

06/24/97   M051    4.  Section J, Attachment B, Authorization Agreements (page AB - 1_ is  deleted
                       -------------------------------------------------
          (Cont.)      in its entirety and replaced with a revised Attachment B, Authorization
                       Agreements contained in this modification.
06/20/97   M052    1.  Clause B.2, Estimated Cost and Fee, is deleted in its entirety and replaced.
                       -----------------------------------
                       See details in Mod M052.

                   2.  Section J, Attachment H, Performance Based Incentive Fee Rating Plans for FY97,
                       -------------------------------------------------------------------------------
                       which were added to this Contract in Mod M037, are revised (see Enclosure #1 in
                       Mod  M052).

                   3.  Section J, Attachment I, Performance Breakdown Structure for FY97 is deleted in
                       -----------------------------------------------------------------
                       its entirety and replaced with an updated Section J, Attachment I - Performance
                       Breakdown Structure Matrix, K-H Performance Objectives, Goals, and Measures for
                       FY97.  The update reflects the changes to certain existing Performance Measures and the addition of certain additional SuperStretch Performance Objectives, Goals, and Measures, the numbers of which are identified in Item #2 above (see Enclosure #2 in Mod M052).
06/24/97   M053        The Key Personnel listing within Section J, Attachment G, Key Personnel is deleted in
                                                        --------------------------------------
                       its entirety and replaced.
04/29/97   A054    1.  Article B.3, Obligation of Funds as Follows:

MODIFICATIONS TO CONTRACT DE-AC34-95RF00825                     EXHIBIT 10(k)(3)

DATE       MOD     CHANGES
----       ---     -------
                       Funds Obligated to date                          $1,223,296.532.05
                       Funds Obligated by Mod A054                      $   28,013,868.55
                       Funds Obligated since inception of contract      $1,251,310,400.60
07/02/97   M055    B.7 Estimated Cost and Fixed Fee
                   --------------------------------
                       The Contractor will provide support to EG&G Rocky Flats, Inc. as described in the
                       Tri-party Agreement between DOE RFFO, K-H, and EG&G and the Statement of Work. The
                       estimated Cost and Fixed fee is as follows:
                                        Estimated Cost         Fixed Fee
                                        --------------         ---------
                   7/1/95 - 9/30/96     $673,440               $26,560
                   10/1/96 - 9/30/97    $256,745               $ 8,500

                   B.8  Directed Work
                   ------------------
                       DOE RFFO may issue work authorizations to the Contractor which are not part of its baseline activities.  Support requested will generally be infrastructure for DOE facilities and operations (telecommunications, building maintenance, utilities,
07/02/97   M055        personnel relocations, information resources, property management, etc.) or other
          (Cont.)      support activities where economics of scale indicate significant cost savings to the government by combining support for DOE staff with general site support. The estimated
                       Cost and Fixed Fee for DOE directed work not anticipated at cost/fee negotiations and not applicable to contract clause H.12(f) is as follows:

                                        Estimated Cost         Fixed Fee
                                        --------------         ---------
                   10/1/95 - 9/30/96    $6,039,333             $210,000
05/28/97   A056    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,251,310,400.60
                       Funds Obligated by Mod A056                      $   11,953,430,97
                       Funds Obligated since inception of contract      $1,263,263,831.57
10/20/97   M057    1.  Section H, Table of Contents (pages H-1&2), is deleted in its entirety and replaced
                       -------------------------------------------
                       (Enclosure #1 in Mod M057) with revised pages H-1&2, Table of Contents. This change recognized the title added for Clause H.31 in Mod M051. Page H-1 has been republished without change.

                   2.  Section H, Clause H.3, Technical Direction. In Subparagraph (b), the Contracting
                       -------------------------------------------
                       Officer's Rep (COR) designation to Roger A. Butler is hereby deleted. A COR designation to Gerald A. Duffy is hereby added to subparagraph (b).
                       Subparagraph (b) is further revised by deleting the word "Deputy" from the position title in the COR designation to Mike Weis, thereby revising his position title to read
                       "Assistant Manager for Performance Assessment."

                   3.  Section I, Table of Contents. Pages I-3, I-4, I-7 and I-8 are deleted in their entirety
                       -----------------------------
                       and replaced with updated pages. Page I-3 corrects the title on Clause I.33 to agree with the title shown on the Clause itself within Section I. Page I-7 recognizes Clause I.107 added in Mod M061. Pages I-4 and I-8 are republished without change.
09/17/97   M058    1.  Section J, Attachment F:  The List of DOE Directives is deleted in
                       ------------------------

MODIFICATIONS TO CONTRACT DE-AC34-95RF00825                     EXHIBIT 10(k)(3)

DATE       MOD     CHANGES
----       ---     -------
                       its entirety and replaced.
                   2.  Section J, Attachment C, Item #20: Item #20 of the Reference Documents is deleted in its
                       ----------------------------------
                       entirety and updated.
07/15/97   M059    1.  Clause B.2, Estimated Cost and Fee, is deleted in its entirety and replaced.
                       -----------------------------------
                   2.  Section J, Attachment H, Performance Based Incentive Fee Rating Plans, for FY97:  The
                       --------------------------------------------------------------------------------
                       FY97 contents of Section J, Attachment H are revised.
06/26/97   A060    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,263,263,831.57
                       Funds Obligated by Mod A056                      $      680,798.75
                       Funds Obligated since inception of contract      $1,263,944,630.32
08/27/97   A061    This modification is to add clause I.107 for Subcontracts for Commercial Items and
                   Commercial Components
07/30/97   A062    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,263,944,630.32
                       Funds Obligated by Mod A062                      $   11,252,879.21
                       Funds Obligated since inception of contract      $1,275,197,509.53
01/25/98   A063    1.  Clause B.6, Payment of Base Fee and Performance Based Incentive Fee, is amended by
                       --------------------------------------------------------------------
                       revising the title of paragraph (e) from "Loss of Incentive Fee" to "Loss of Incentive
                       Fee for Contractor Actions."

                   2.  Clause B.6, Payment of Base Fee and Performance Based Incentive Fee, is further amended
                       --------------------------------------------------------------------
                       by adding new paragraphs (f) and (g) contained in this modification.

                   3.  Clause H.21, Environmental, Safety and Health (Government Owned or Leased) is amended by
                       --------------------------------------------------------------------------
                       the addition of paragraphs (f) through (m) contained in this modification.

09/24/97   A064    1.  Clause B.2, Estimated Cost and Fee, is deleted in its entirety and replaced.
                       -----------------------------------

                   2.  Section J, Attachment H, Performance Based Incentive Fee Rating Plans, for FY97:  The
                       --------------------------------------------------------------------------------
                       FY97 contents of Section J, Attachment H are hereby revised (See Enclosure #1 contained in this modification). Rating Plans numbered 97-C4.35R, 97-C4.36R, 97-C4.37R, 97-C5.01R, and 97-S7.01R are added to Contract. Also included in Enclosure #1 is an updated "List of FY97 Rating Plans" which recognizes the above changes.

                   3.  Section J, Attachment I, Performance Breakdown Structure, for FY97: This Attachment is
                       -------------------------------------------------------------------
                       deleted in its entirety and replaced with an updated Section J, Attachment I -Performance
                       Breakdown Structure Matrix, RFETS Performance Objectives, Goals, and Measures for FY97.
                       See Enclosure #2 contained in this modification. The update reflects the addition of the five new Performance Measures identified above.
08/07/97   A065    1.  Article B.3, Obligation of Funds as Follows:

MODIFICATIONS TO CONTRACT DE-AC34-95RF00825                     EXHIBIT 10(k)(3)

DATE       MOD     CHANGES
----       ---     -------
                       Funds Obligated to date                          $1,275,197,509.53
                       Funds Obligated by Mod A065                      $      374,086.66
                       Funds Obligated since inception of contract      $1,275,571,596.19
08/21/97   A066    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,275,571,596.19
                       Funds Obligated by Mod A066                      $      500,000.00
                       Funds Obligated since inception of contract      $1,276,071,596.19
09/02/97   A067    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,276,071,596.19
                       Funds Obligated by Mod A067                      $     -394,862.06
                       Funds Obligated since inception of contract      $1,275,676,734.13
09/29/97   M068    1.  Section J, Attachment B, Authorization Agreements (page AB-1) is deleted in its entirety
                       -------------------------------------------------------------
                       and replaced with a revised title page (Enclosure #1 contained in this modification) which reflects one revised and three new Authorization Agreements.

                   2.  Section J, Attachment B, is updated to include copies of a revised and three additional
                       ------------------------
                       authorization agreements (Enclosure #2 contained in this modification) that  have been fully executed and incorporated into this Contract by reference, in accordance with
                       Clause H.31.

                   3.  Correction to Section I, Clause I.107, Modification M061(a) on the Standard Form 30,
                       -------------------------------------
                       Item 14, incorrectly made reference to "Attached Pages" rather than to a one-page attachment (b) inadvertently included, in the distribution of the executed modification,
                       17 pages of background information that was not intended to be part of the Contract and should be removed from the Contract, and (d) contained errors and omissions in the text of Clause I.10. The corrected version of Clause I.107 in its entirety is contained in Modification M068.
10/28/97   M069    1.  Section J, Attachment F:  This List of DOE Directives is deleted in its entirety and
                       ------------------------
                       replaced with the listing in Enclosure #1 contained in this Modification. Enclosure #1 reflects the addition of 7 new directives and the deletion of certain existing directives.  A copy of each added DOE Directive is provided in Enclosure #2 contained in this Modification.
09/29/97   A070    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,275,676,734.13
                       Funds Obligated by Mod A070                      $    1,622,438.04
                       Funds Obligated since inception of contract      $1,277,299,172.17
09/30/97   A071    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,277,299,172.17
                       Funds Obligated by Mod A071                      $    1,669,788.24
                       Funds Obligated since inception of contract      $1,278,968,960.41
           Mod 72      has not been received

MODIFICATIONS TO CONTRACT DE-AC34-95RF00825                     EXHIBIT 10(k)(3)

DATE       MOD     CHANGES
----       ---     -------
12/4/97    M073    1.  Section J, Attachment F:  The List of DOE Directives is deleted in its entirety and
                       ------------------------
                       replaced with the listing in Enclosure #1 contained in this Modification.

                       A copy of each added DOE is provided in Enclosure #2 contained in this Modification.
10/27/97   A074    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,278,968,960.41
                       Funds Obligated by Mod A074                      $  123,525,369.00
                       Funds Obligated since inception of contract      $1,402,494,329.41
11/15/97   A075    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,402,494,329.41
                       Funds Obligated by Mod A075                      $      542,071.46
                       Funds Obligated since inception of contract      $1,403,036,400.87
11/28/97   A076    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,403,036,400.87
                       Funds Obligated by Mod A076                      $  474,012,060.07
                       Funds Obligated since inception of contract      $1,877,048,460.94
12/24/97   A077    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,877,048,460.94
                       Funds Obligated by Mod A077                      $     -534,912.79
                       Funds Obligated since inception of contract      $1,876,513,548.15
           Mod 78      has not been received

3/13/98    M079    Section J, Attachment F: The List of DOE Directives is deleted in its entirety and replaced
                   ------------------------
                   with the listing in Enclosure #1 contained in this Modification.
1/28/98    A080    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,876,513,548.15
                       Funds Obligated by Mod A080                      $    2,248,704.68
                       Funds Obligated since inception of contract      $1,878,762,252.83
02/26/98   A081    1.  Article B.3, Obligation of Funds as Follows:

                       Funds Obligated to date                          $1,878,762,252.83
                       Funds Obligated by Mod A081                      $   -2,790,973.21
                       Funds Obligated since inception of contract      $1,875,971,279.62